Restructuring and Asset Impairment Charges	12 Months Ended
Dec. 31, 2019
Restructuring and Related Activities [Abstract]
Restructuring and Asset Impairment Charges
Restructuring and Asset Impairment Charges

Restructuring
During the year ended December 31, 2018, the Company announced a number of cost reduction initiatives that are expected to reduce certain of the Company’s General and Administrative, Customer Service, and Sales Support fixed costs. The Company completed the majority of these cost reduction initiatives in the second and third quarters of 2018, with the remainder by the end of 2018. In addition to resulting in meaningful cost reductions, the Company’s initiatives are expected to streamline operations, focus engineering and innovation and provide a better focus on driving customer satisfaction.
As part of these initiatives, the Company and Best Buy agreed in principle to end the co-branded Best Buy Smart Home by Vivint arrangement ("Best Buy Agreement"), which resulted in the elimination of in-store sales positions. In addition, the Company eliminated other general and administrative positions. These actions resulted in one-time cash employee severance and termination benefits expenses of $4.7 million during the year ended December 31, 2018. The Company formally terminated its relationship with Best Buy in December 2018 and agreed to pay a termination fee of $5.5 million. The difference between the termination fee and all previously recorded liabilities relating to the Company's Best Buy Agreement was recorded as a reduction to capitalized contract costs.
The following table presents accrued restructuring activity for the years ended December 31, 2019 and 2018.

Employee severance and termination benefits
Accrued restructuring balance as of December 31, 2017	$—
Restructuring expenses	4,683
Cash payments	(4,341)
Accrued restructuring balance as of December 31, 2018	342
Cash payments	(342)
Accrued restructuring balance as of December 31, 2019	$—

Wireless Spin-Off
On July 31, 2019, the Company completed a spin-off of its Wireless subsidiary. In connection with the spin-off, the equity interests of Wireless were distributed to the shareholders of Vivint Smart Home pro rata based on their respective holdings. As a result of the spin-off, the Company's additional paid-in capital was decreased by the net assets of Wireless of $4.8 million, as of the effective date of the spin-off. The spin-off does not represent a strategic shift that has (or will have) a major effect on the Company's operations and financial results.
The results of Wireless are reflected in the Company's consolidated financial statement up through July 31, 2019. The following financial information presents the results of operations of Wireless for the years ended December 31, 2019, 2018 and 2017:

	Years Ended December 31,
	2019	2018	2017
Revenues:
Recurring and other revenue	$2,808	$6,870	$9,504
Activation fees	—	—	89
Total revenues	2,808	6,870	9,593
Costs and expenses:
Operating expenses	5,455	8,295	9,990
Selling expenses	137	674	194
General and administrative expenses	5,291	15,547	12,167
Depreciation and amortization	68	102	23
Total costs and expenses	10,951	24,618	22,374
Loss from operations	(8,143)	(17,748)	(12,781)
Other expenses (income):
Interest expense	—	2	2,354
Other income, net	(2,100)	(52,021)	(37)
Net (loss) income	$(6,043)	$34,271	$(15,098)